                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  B.H.I.T. Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    4) Date Filed:

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


                      NOTICE OF SPECIAL MEETING IN LIEU OF
                        ANNUAL MEETING OF STOCKHOLDERS OF
                                  B.H.I.T. INC.
                      FORMERLY BANYAN HOTEL INVESTMENT FUND
                            TO BE HELD JULY __, 2000

To the Stockholders of B.H.I.T. Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting in lieu of the Annual Meeting of Stockholders of B.H.I.T. Inc. (the "Company") will be held on July __, 2000, at 10:00 A.M., local time, at __________________for the following purposes:

1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to eliminate provisions relating to the Company's former status as a Real Estate Investment Trust ("REIT"), and which will limit the number of shares of the Company's Common Stock which may be acquired by any Stockholder of the Company;

3. To consider and vote upon a proposal to amend and restate the By-Laws of the Company to eliminate provisions relating to the Company's former status as a REIT;

4. To consider and vote upon a proposal to sell the Company's 50% interest in Metro Franchising Commissary, LLC; to Harvey Polly, President and CEO of the Company; and

5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on June __, 2000 are entitled to vote at the Meeting or any adjournments thereof.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                    By Order of the Board of Directors,

                                    Celia Zisfein
                                    Secretary


June __, 2000

                                 PROXY STATEMENT
                                  B.H.I.T. INC.
                      FORMERLY BANYAN HOTEL INVESTMENT FUND
                    SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                            TO BE HELD JULY __, 2000


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of B.H.I.T. Inc. (the "Company") for use at the Meeting of Stockholders to be held on July __, 2000, at __________, New York, New York, including any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting. The Company has not had a meeting of Stockholders since 1993.

Management intends to mail this proxy statement and accompanying form of proxy to stockholders on or about June __, 2000.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

                  875 Avenue of the Americas, Suite 1808
                  New York, New York 10001
                  (212) 736-7880

                       OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on June __, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding 12,403,565 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Meeting.





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                    THE SALE OF THE COMPANY'S 50% INTEREST IN
                       METRO FRANCHISING COMMISSARY, LLC

o Assets to be Sold. The Company will sell (the "Sale") its 50% interest (the "Franchise Interest") in Metro Franchising Commissary, LLC ("Metro").

o Purchaser. The purchaser of the Franchise Interest is Harvey Polly, President and CEO of the Company.

o Sale Price. The Company will sell the Franchise Interest for $1,000,000 payable in cash at the closing of the Sale. The Board of Directors believes the sale price is fair. Since the Franchise Interest is being sold to Mr. Polly, who is President and CEO of the Company, the Company retained an independent appraiser who has delivered an opinion indicating that it believed the sale price was fair.

o Reasons for the Sale. Metro was only successful in developing seven of the originally scheduled sixteen retail locations and is only marginally profitable. Further development of Metro would require a substantial additional capital. Further, Arrowhead Holdings Corporation, a diversified holding company, has entered into an agreement with Harvey Polly and Sheltering Palms Foundation to purchase approximately 39% of the total of the outstanding Common Stock of the Company and has made the Sale of the Franchise Interest a condition of the closing of the purchase of such shares. As more fully set forth herein, the Board of Directors believes that it is in the best interest of the stockholders to sell the Franchise Interest to Mr. Polly to enable Arrowhead Holdings Corporation to purchase such stock.

o Use of Proceeds. The Company will utilize the proceeds from the Sale of the Franchise Interest for general corporate purposes. None of the proceeds will be distributed to the stockholders of the Company.

o Regulatory Matters. The Company is not aware of any regulatory or governmental approvals required to consummate the Sale for the Company or for Mr. Polly.

o Accounting Treatment. The Sale will be accounted for as a sale of assets, in accordance with generally accepted accounting principles. The Company will recognize a gain for book purposes of approximately $70,000 based upon the excess of net proceeds to be received over the book value of the net assets sold.

o U.S. Tax Consequences. The Company will recognize a gain on the Sale of approximately $70,000, which gain will be offset by the Company's net operating loss carryforwards. Accordingly, the Sale will have no tax effect on the Company, nor will the Sale have any tax consequence for stockholders of the Company.

o Appraisal Rights. Under Delaware Law, Company stockholders are not entitled to dissenters' rights of appraisal with respect to the Sale.

o Questions. Stockholders who have questions regarding the Sale or any of the other matters addressed in this proxy statement should call Mr. Harvey Polly, the Company's President and Chief Executive Officer of the Company at (212) 736-7880. The Company's mailing address is 875 Avenue of the Americas, Suite 1808, New York, New York 10001. See "APPROVAL OF THE SALE OF THE COMPANY'S 50% INTEREST IN METRO FRANCHISING COMMISSARY, LLC" herein for a more detailed discussion of this transaction.

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                                VOTING PROCEDURES

The Directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or by proxy at the Meeting. The proposal to amend the Company's Certificate of Incorporation will be approved upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date. The proposal to amend and restate the By-Laws of the Company will be approved upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock, present in person or represented by proxy at the Meeting. The proposal to sell the Company's Franchise Interest in Metro will be approved upon receiving the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date. It is a condition of Arrowhead Holdings Corporation in its agreement to purchase the shares of Common Stock of the Company held by Mr. Polly and Sheltering Palms Foundation that for purposes of such approval the shares held by Mr. Polly and Sheltering Palms Foundation not be counted, which condition can be waived at Arrowhead Holdings Corporation in its sole discretion. All other matters at the Meeting will be decided by the affirmative vote of the holders of a majority of shares of Common Stock with respect thereto, provided a quorum exists. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be an employee of the Company or its legal counsel. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Because of the requirement for an absolute majority of the outstanding Common Stock to approve the proposal amending and restating the Certificate of Incorporation and approving the sale of the Franchise Interest in Metro, broker non-votes will also have the same effect as a vote "against" the proposal amending and restating the Certificate of Incorporation and the proposal to sell the Franchise Interest in Metro. Broker non-votes will, however, have no legal effect on the vote on any other particular matter which requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                              ELECTION OF DIRECTORS

At this year's Meeting, four (4) directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in the year 2001. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

At this year's Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for directors. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, each of whom has been a director since 1995, has indicated to the Board of Directors of the Company that he or she will be available to serve.

         Name                              Position
         ----                              --------

         Harvey Polly                      President, Chief Executive Officer
                                           and Director

         Morton I. Kalb                    Vice President, Chief Financial
                                           Officer and Director

         Willis G. Ryckman, III            Director

         Leo Yarfitz                       Director


Harvey Polly, age 71, is a Director, President and Chief Executive officer of the Company. Mr. Polly also serves as Chief Executive Officer and a stockholder of H/R Industries, Inc. H/R Industries, Inc. is essentially a personal holding company which was formed in 1984 under the name Helena Rubinstein, Inc., and was engaged from 1984 until 1988 in various aspects of the cosmetic business. In 1988, the name of the corporation was changed to Elite Industries, Ltd., and in 1990 the name was changed to H/R Industries, Inc. Mr. Polly has been involved in the railroad business for approximately twenty five years. In 1973, he founded and became a major stockholder in Emons Industries, Inc., which was formed on the basis of the acquisition of the Maryland and Pennsylvania Railroad Company. Since the founding of Emons Industries, Inc., Mr. Polly has been involved in the railroad freight car business. Mr. Polly has been, since 1975, Chief Executive Officer and a stockholder of Railway Freight Car Service, Inc., which is involved in the railroad boxcar leasing business. In 1994 and 1995, Mr. Polly was Chairman of CAGY Industries, Inc., the publicly held holding company for the Columbus and Greenville Railway, the Chattooga and Chicamauga Railway and the Redmont Railway and was the largest stockholder with approximately 40% of the outstanding shares of common stock. Mr. Polly sold his shares and resigned from the Board effective February 16, 1995. From 1988 to 1997, he has served on the Board of Directors of the Delaware Otsego Corp., which was a publicly held corporation that operated the New York Susquehanna and Western Railroad. In prior years, Mr. Polly was also a stockholder and heavily involved in the operations of the Louisiana Midland Railroad. He is also presently a stockholder and officer of SLF of Martin County, Inc., a real estate development company. From 1987 to 1990, he was a principal shareholder, Chief Executive Officer and Director of Hanover Bank of Florida, a publicly held corporation.

Morton I. Kalb, age 66, is a Director, Vice President and Chief Financial Officer of the Company. Mr. Kalb has served as Vice President and Chief Financial Officer of the Company since 1995. Mr. Kalb served as Vice President of H/R Industries, Inc. since July 1984. Mr. Kalb is also a Certified Public Accountant.

Willis G. Ryckman, age 54, is a Director of the Company. Mr. Ryckman has served as Chairman of the Board of Directors of Tri-Tech Labs since August 1990. From December 1966 through August 1990, Mr. Ryckman was Senior Vice President of Manufacturers Hanover Trust Company.

Leo Yarfitz, age 83, is a Director of the Company. Mr. Yarfitz has been a financial consultant with Sterling Management of Florida since June 1990. From October 1987 until October 1989, Mr. Yarfitz served as Chief Financial Officer of Hanover Bank of Florida. From October 1989 until December 1989, Mr. Yarfitz served as President of Hanover Bank of Florida.

Upon closing of the transactions between Mr. Polly, Sheltering Palms Foundation and Arrowhead Holdings Corporation described herein, it is anticipated that Mr. Yarfitz and Mr. Ryckman will resign as directors of the Corporation and that two individuals designated by Arrowhead Holdings Corporation will be elected to serve as two members of a four member Board of Directors of the Company for the remainder of the term of such directors or until their successors are duly elected.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by the Company, the Company believes that, during the year ended December 31, 1998, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, except that Form 4's covering the transfer of 635,000 shares by Mr. Polly were not timely filed.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.


                             EXECUTIVE COMPENSATION

A.  DIRECTOR COMPENSATION

No arrangements currently exist with respect to payments to the Directors for their service on the Company's Board of Directors, and no fees have been paid in 1999, 1998 or 1997.

B.  EXECUTIVE COMPENSATION

Harvey Polly has served as President, Chief Executive Officer and a Director of the Company since February 1995 and has not received compensation for such services.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 1, 1999, the following persons or entities were known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company:

                                                  Amount
                           Name of                and Nature
                           Beneficial             of Beneficial        Percent
Title of Class             Owner                  Ownership            of Class
--------------             ----------             -------------        --------

Shares of Common           Harvey Polly           3,345,983               27%
Stock, $.01 Par
Value

The following table sets forth the ownership of shares owned directly or indirectly by the Directors and Principal Officers of the Company as of December 1, 1999:


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

                                                  Amount
                           Name of                and Nature
                           Beneficial             of Beneficial        Percent
Title of Class             Owner                  Ownership            of Class
--------------             ----------             -------------        --------

Shares of Common           Harvey Polly           3,345,983(l)(2)         27%
Stock, $.01 Par            Director,              shares
Value                      President and
                           Chief Executive
                           Officer

Shares of Common           Morton I. Kalb         75,000 shares            1%
Stock, $.01 Par            Director,
Value                      Vice President and
                           Chief Financial
                           Officer

Shares of Common           Leo Yarfitz            100,000 shares           1%
Stock, $.01 Par            Director
Value

Shares of Common           All Directors          3,520,983 shares        29%
Stock, $.01 Par            and Officers of
Value                      the Company as
                           a group (6 persons)

(1) During 1998, Mr. Polly transferred 500,000 shares to Sheltering Palms Foundation, a Charitable Trust of which he is President and a Director and 100,000 shares to his wife. These shares are included in the above figure. Mr. Polly also transferred 35,000 shares to unrelated parties which are not included above.

(2) Does not include the 2,650,000 Shares which will be acquired by Mr. Polly pursuant to Mr. Polly's agreement with the Company entered into on August 4, 1994 and sold to Arrowhead Holdings Corporation contemporaneously with the sale of shares by Mr. Polly and the Foundation to Arrowhead Holdings Corporation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Polly owns 2,745,983 shares of the Company's Common Stock and Sheltering Palms Foundation, (the "Foundation") a not for profit charitable entity controlled by Mr. Polly and his wife, owns 500,000 shares of the Company's Common Stock, a total of 3,245,983 shares (the "Polly Shares.) In 1995, Mr. Polly acquired the Polly Shares (not including 100,000 shares later transferred to his wife) pursuant to a tender offer and an agreement with the Company made on August 4, 1994, as amended. In May of 1998, Mr. Polly transferred 500,000 of such shares to the Foundation.

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

Under the terms of his agreement with the Company, Mr. Polly has the right to acquire an additional 2,650,000 shares of the Company's Common Stock at a purchase price of $.22 a share (the "Option Shares").

Since Mr. Polly acquired control of the Company in 1995, the Company has pursued various acquisition and business combinations, but has been unable to conclude any transactions which management considered appropriate and in the best interest of the stockholders of the Company, other than the acquisition by the Company of its 50% interest in Metro Franchising Commissary LLC.

Arrowhead Holdings Corporation ("Arrowhead"), with which Mr. Polly has no relationship, is a diversified holding company, whose principal holding is Vesper Corporation. Vesper Corporation is itself a diversified manufacturing and distributing corporation owning business entities which produce aircraft and aerospace ducting systems, gears, lubricating systems, steel lockers, storage systems and high performance strainers. In addition, Arrowhead also owns subsidiaries involved in commercial leasing and real estate and a variety of other investments.

In order to further the interests of the stockholders of the Company, on July 31, 1999, Mr. Polly and the Foundation entered into an agreement with Arrowhead to sell the Polly Shares and the Option Shares (collectively, the "Shares") to Arrowhead. Upon exercise of the right to the Option Shares, Mr. Polly will sell 5,370,563 shares for $1,540,276 and the Foundation will sell 500,000 shares for $142,724. Upon closing of the transaction, Arrowhead will own a total of 5,870,563 shares or 39% of the total of the then outstanding shares of Common Stock of the Company and will be in a position to exercise substantial influence over the Company.

Arrowhead's obligation to conclude its arrangements to acquire the Shares is conditioned upon, among other things, approval by the stockholders of the Company to amend the certificate of incorporation of the Company presented to the Meeting, approval by the stockholders of the Company to amend and restate the By-Laws of the Company, approval by the stockholders of the Company (other than Mr. Polly, Mrs. Polly and the Foundation) of the actual sale of the Company's 50% interest in Metro to Mr. Polly, receipt of an agreement whereby Mr. Polly will agree, in consideration of the purchase of the Polly Shares, to remain as an executive officer of the Company for up to five years, confirmation that the Board of the Company shall consist of four individuals, two of whom shall be approved by Arrowhead, completion by Arrowhead of its due diligence to its satisfaction and receipt of customary certificates and opinions.

              APPROVAL OF THE SALE OF THE COMPANY'S 50% INTEREST IN
                        METRO FRANCHISING COMMISSARY LLC

General

The Board of Directors of the Company unanimously recommends that the stockholders approve the proposal to sell the Company's 50% interest (the "Franchise Interest") in Metro Franchising Commissary LLC ("Metro") to Mr. Polly. Mr. Polly has agreed to purchase the Company's 50% interest in Metro for a purchase price of $1,000,000 payable in cash at closing of the sale. The closing of the sale would take place contemporaneously with the purchase of the Shares by Arrowhead and only if the sale of the Shares to Arrowhead occurs. As a result of Mr. Polly being an officer and director of the Company, other than a standard representation that the Company has valid title to the Franchise Interest, the Company will make no representation or warranty to Mr. Polly whatsoever in connection with the sale of the Franchise Interest. A copy of the proposed Agreement of Sale for the Franchise Interest is attached as Exhibit A. All of the consideration payable by Mr. Polly for the Franchise Interest will be payable to the Company and there will be no distribution of the proceeds of the sale of the Franchise Interest to the stockholders of the Company.

Background for the Sale of the Franchise Interest

As at December 31, 1999, the Company's investment in Metro represented 68% of the Company's assets. The Company acquired its interest for $1,005,000 in cash in May 1998. The remaining 50% interest is held by Metro Franchising Bakery Inc. and Subex LLC, with which Mr. Polly has no relationship.

Metro is engaged in the business of owning and operating Dunkin Donuts Quick Service Restaurant locations in Exxon service stations in the New York, New Jersey and Connecticut areas. It has leased property in Long Island City where Dunkin Donuts Products are baked for delivery to various locations. The retail locations are selected by Metro with Dunkin Donuts and Exxon's approval. Each retail location is renovated and equipped by Metro and operated by the station operator. All baked products are purchased from Metro and the station operator pays Metro a royalty fee based on sales, a portion of which is remitted to Dunkin Donuts. Metro's baking facility was fully operational on December 31, 1998. The first retail location commenced operations in December 1998 and at the present time, there are only seven retail locations of a group of sixteen locations originally anticipated.

The Metro unaudited statement of operations for the twelve months ended December 31, 1999 show a profit of $7,257 and members' capital at the end of such six-month period of $912,541. The bulk of Metro's assets are represented by property and equipment and franchise and license fees. Metro management and the Company have concluded that operations of Metro will continue to be only marginally profitable until six additional profitable retail locations are established and that substantial additional capital of up to $400,000 will be required to complete the desired number of retail locations.

Having previously determined that the Company could not contribute the capital required, the Company had investigated selling of the Franchise Interest. The Company approached three unrelated entities with a view to such sale and received only one indication of interest for $800,000.

At approximately the same time, Mr. Polly received an offer to purchase the Shares from Arrowhead as described above. Arrowhead made the purchase of the Shares conditioned upon, among other things, the divestiture of the Franchise Interest as the Franchise Interest has no relevance to Arrowhead's business and its future plans for the Company. Arrowhead's current business is largely in diversified manufacturing and distributing activities including products such as aircraft and aerospace ducting systems, gears, lubricating systems, steel lockers, storage systems and high performance strainers.

Arrowhead has advised the Company that, if it acquires the Shares, its present plans for the Company would be to use the Company as a vehicle for potential acquisitions that compliment Arrowhead's current holdings (i.e., specifically, acquisitions in the manufacturing area which either share customer base, technology or other business attributes with one or more of Arrowhead's current business enterprises) in addition to continuing to evaluate any real estate opportunities that many arise. If the Franchise Interest is sold, the Company will have only one mortgage loan in its portfolio, which will mature on September 1, 2000.

The Sale Price

Believing that the sale of Shares was in the best interest of the stockholders of the Company, as more fully described below, Mr. Polly agreed to purchase the Franchise Interest from the Company and agreed upon the purchase price with Arrowhead and the Board of Directors of the Company.

The Fairness Opinion

Value Management, Inc. ("VMI") is an appraisal company located in Newtown, Pennsylvania. VMI was recommended to the Company by the attorneys for Arrowhead. VMI has over 10 years experience in providing valuation services to businesses. It specializes in valuation of business enterprises for a variety of purposes including mergers and acquisitions, recapitalizations, employee stock ownership plans and litigation support. There is no relationship between VMI and any of its affiliates on the one hand, and the Company, Arrowhead or Metro, or their respective affiliates, on the other hand. The Company presented the consideration proposed to be paid by Mr. Polly for the Franchise Interest to VMI and asked for its opinion as to the fairness of that consideration.

In formulating an opinion on the matter, VMI (1) reviewed and considered the current operations of Metro; (2) reviewed and considered certain financial statements of Metro; and (3) held discussions with the management of Metro and the Company concerning the past and present operations and financial condition and prospects of Metro.

VMI utilized two valuation methods in its analysis: the capitalization of cash flow approach and the net asset value approach. Another common method of valuation, the comparative method, which seeks to compare the company under valuation with similarly situated enterprises, was not used because VMI found no enterprises which were reasonably comparable to Metro for this purpose. The capitalization of cash flow approach examines the cash flow capacity of the Franchise Interest and what rate of return an investor would demand based on the degree of risk associated with the asset generating the cash flow. In this case, based on Metro's financial statements for the nine-months ended September 30, 1999, VMI calculated Metro's cash flow capacity to be approximately $55,000 by taking its pretax loss for such period and adding back depreciation and amortization. It then applied, for the reasons discussed in the opinion, a 5% annual growth rate and a 23% rate of return. This method brought a valuation of approximately $252,000 for a 100% interest in Metro. The net asset value method examines the value of the assets less liabilities. The fair market value of the underlying tangible assets is estimated and liabilities are deducted to arrive at an adjusted net worth. The method resulted in a net asset value of $663,000.

In an opinion letter dated November 30, 1999, VMI concluded that the consideration to be paid by Mr. Polly in respect to the sale of the Company's interest in Metro is fair, from a financial point of view, to the stockholders of the Company.

A copy of such fairness opinion setting forth the assumptions made, the matters considered, the scope and limitations of the review undertaken and the procedures followed by VMI in rendering its opinion is attached to the proxy statement as Exhibit B.

Recommendation of the Board of Directors

The Board of Directors believes that the sale of the Franchise Interest to Mr. Polly is in the best interest of the stockholders for several reasons. First, the purchase price payable by Mr. Polly is $200,000.00 in excess of the only other indication of interest the Company received for the Franchise Interest as described above and exceeds the book value of $914,504 as reflected on the Company's financial statements, which the Company believes accurately reflects the value of the Franchise Interest. Second, since Mr. Polly is familiar with the operation of Metro, the Company will not have to make any representations or warranties relating to the Franchise Interest as would normally be the case in such a transaction. Normally, an arms-length purchaser would require various representations and warranties as to the Franchise Interest which, if proved to be untrue, could result in liability for the Company. Additionally, to confirm the fairness of the purchase price, the Company retained Value Management, Inc., an independent appraiser, who advised the Company that the consideration to be received from Mr. Polly was fair. Furthermore, as discussed above, Metro showed a profit of only $7,257.00 and will not likely reach increased profitably unless there is a capital infusion by the Company of up to $400,000. More importantly, sale of the Franchise Interest is a condition to Arrowhead's obligation to purchase the Shares. If Arrowhead purchases the Shares, Arrowhead will be in a position to exercise considerable influence over the operations of the Company. Arrowhead is a diversified holding company and, as described above, has significant holdings aerospace, aircraft and other industries. Arrowhead has advised the Company that, if it acquires the Shares, its present plans for the Company would be to use the Company as a vehicle for potential acquisitions that compliment Arrowhead's current holdings (i.e., specifically, acquisitions in the manufacturing area which either share customer base, technology or other business attributes with one or more of Arrowhead's current business enterprises) in addition to continuing to evaluate any real estate opportunities that many arise. While there can be no guaranty that any such acquisition will take place, or whether they will be successful, such acquisitions, if successful, could increase the value of the Company. The risk to the stockholders if the sale of the Franchise Interest and the subsequent sale to Arrowhead does not occur is that the Company continues on its current course which has been to be relatively inactive, without the resources necessary to fund any expansion of its business. The risk to the stockholders if the sale of the Franchise Interest and the subsequent sale to Arrowhead does occur is that the Company would have basically no revenue producing assets other than its sole mortgage loan (which generates approximately $36,000 in interest per year) and any income it could earn from the proceeds of the sale of the Franchise Interest. There is no guarantee that Arrowhead will make any acquisitions using the Company or, if made, whether they will be successful.

Based on the foregoing, the Board of Directors has concluded that the terms of the Sale of the Franchise Interest to Mr. Polly are fair and that the Sale of the Franchise Interest is in the best interest of the Company.

Vote Required and Other Matters

In accordance with the Delaware Corporation Law and the Bylaws of the Company, the Sale of Franchise Interest is required to be submitted to a stockholder vote and the affirmative vote of a majority of the shares outstanding is required to approve the Sale. Arrowhead has further stipulated in its agreement to purchase the Shares that for purposes of such approval, the Shares shall not be counted, which requirement can be waived at Arrowhead's sole discretion. If the stockholders do not approve the divestiture proposal, the agreement with Arrowhead may be terminated at Arrowhead's discretion and if so terminated would be of no further force and effect. The Company is not aware of any regulatory or governmental approvals required to consummate the sale of the Franchise Interest for the Company or for Mr. Polly. The sale of the Franchise Interest will be accounted for as a sale of assets, in accordance with generally accepted accounting principles. The Company will recognize a gain of approximately $70,000 for book purposes based upon the excess net proceeds to be received over the book value of the Franchise Interest, which gain will be offset by the Company's net operating loss carryforwards. Accordingly, the sale of the Franchise Interest will have no tax effect on the Company nor will the sale have any tax consequence for stockholders of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO SELL THE COMPANY'S 50% INTEREST IN METRO TO MR. POLLY IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                         PROPOSAL TO AMEND THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

The certificate of incorporation of the Company currently in effect was designed and adopted to implement the Company's operation as a real estate investment trust ("REIT"). The Company discontinued its REIT status in 1995 and the current certificate of incorporation contains provisions which have no application in light of the Company's present operations. Arrowhead and the Company believe that it is in the best interests of the stockholders of the Company to amend the certificate of incorporation of the Company to remove provisions relating to the Company's REIT status which are no longer necessary and to add a provision to protect the Company's net operating loss carry forwards as described below, all as set forth in Exhibit C.

Other than eliminating the provisions relating to the Company's prior REIT status, the principal change reflected in the proposed amendment to the Company's certificate of incorporation is a new Article 4 which is designed to protect the Company from a possible limitation on its net operating loss carry forwards under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"). As of December 31, 1999, the Company had approximately, $75,000,000 of net operating loss carried forward which expire between 2005 and 2020. The net operating loss carry forwards are valuable to the Company and to Arrowhead. The Code places certain limitations on the utilization of net operating losses if there as an "ownership change" involving any "5% shareholder" as contemplated by
Section 382 of the Code. To help protect against any such limitations, Article 4 of the amended certificate of incorporation enables the Board of Directors of the Company to cause the Company to refuse to recognize an acquisition of the Common Stock of the Company by any person or entity, directly or indirectly, which would cause such person or entity (1) to be treated as a "5% shareholder" within the meaning of Section 382 of the Code; (2) to be treated as a holder of Common Stock of the Company in an amount that could otherwise result in a limitation on the use of, or loss of, the Company's net operating loss carry forwards; or (3) to be the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Securities Act of 1934, as amended or any successor or replacement rule) of more than 4.5% of the outstanding shares of the Common Stock of the Company.

The proposed new Article 4 would result in the inability of stockholders to realize any increase in the value of the Common Stock of the Company as a result of any change in control premium that might be realized if there was not a prohibition of any stockholder acquiring more than 5% of the outstanding Common Stock of the Company. Currently, the Articles of Incorporation of the Company prohibit any stockholder from acquiring greater than 9.99% of the outstanding Common Stock of the Company. This provision was put in place in connection with the Company's status as a REIT and would no longer apply to the Company.

Arrowhead and the Company regard the Company's net operating loss carry forwards as a valuable asset of the Company and Arrowhead has made it a condition of acquiring the Shares that the Company amend its certificate of incorporation to include the revised Article 4 described above. For the reasons set forth under "APPROVAL OF THE SALE OF THE COMPANY'S 50% INTEREST IN METRO FRANCHISING COMMISSARY, LLC -- Recommendation of the Board of Directors," the Company believes it is in the best interests of the stockholders for the Shares to be sold to Arrowhead. Accordingly, despite the potential negative effects discussed above, the Company believes that it is in the best interests of the stockholders of the Company to amend the certificate of incorporation in the manner set forth in Exhibit C.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

               PROPOSAL TO AMEND AND RESTATE THE COMPANY'S BY-LAWS

The By-Laws of the Company currently in effect were designed and adopted to implement the Company's operations as a REIT. The Company discontinued its REIT status in 1995 and the current By-Laws contain many provisions which have no application in light of the Company's present operations. The Company believe that it is in the best interests of the shareholders of the Company to amend and restate the By-Laws of the Company as set forth in Exhibit D to eliminate references to the Company as a REIT. There are no changes made to the By-laws of the Company except for the elimination of such provisions.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO AMEND AND RESTATE THE BY-LAWS OF THE COMPANY IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                                  OTHER MATTERS

The Board is not aware of any matter not referred to in the enclosed form of proxy that will be presented for action at the meeting. If any such matter properly comes before the meeting, the proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies.

The Company's Transfer Agent is to perform certain services in connection with the solicitation of the proxies, including tabulation of proxies and personal or telephone inquiries to stockholders or brokers, banks or other persons acting as custodians. For these services, the Transfer Agent will receive a fee at its customary rate and reimbursement of certain out-of-pocket expenses. Brokers, banks and other persons acting as custodians may be reimbursed for certain expenses incurred by them in obtaining instructions from beneficial owners of the Company's Common Stock. In addition to use of the mails, directors and officers of the Company may, without compensation other than their regular compensation, solicit proxies from stockholders by telephone or in person. All costs of solicitation will be borne by the Company.

                              STOCKHOLDER PROPOSALS

A proposal by a stockholder intended for inclusion in the Company's proxy statement for the 2001 annual meeting must be received by the Company at the address noted immediately above, to the attention of _______________, Secretary, on or before March 1, 2001, in order to be eligible for such inclusion.

                                 B.H.I.T., INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information as of March 31, 2000 and for the three months ended March 31, 2000 and the year ended December 31, 1999 presented in this proxy statement gives effect to the Company's sale of the Franchise Interest as well as the sale of 2,650,000 additional shares of the Company's Common Stock.

The unaudited pro forma financial statements give effect to events that are directly attributable to the proposed sale. Explanations for these adjustments are included in the notes accompanying the unaudited pro forma balance sheet and income statements.

The Company's unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Company and the information contained in the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's annual report on Form 10-K/A for the year ended December 31, 1999 and quarterly report on Form 10-Q/A for the three month period ended March 31, 2000, which are included with the materials mailed with this proxy statement. The unaudited pro forma financial data should not be construed to be indicative of our financial condition, results of operations or covenant compliance had the proposed sale and events described above been completed on the dates assumed and are not intended to project our financial condition on any future date or our results of operations for any future period.

                                 B.H.I.T., Inc.
                          Notes To Unaudited Pro Forma
                        Consolidated Financial Statements
                      December 31, 1999 and March 31, 2000

In July of 1999 Harvey Polly, President and Chairman of B.H.I.T., Inc. (the "Company"), and Sheltering Palms Foundation, Inc. (the "Foundation"), a not for profit charitable organization controlled by Mr. Polly and his wife, agreed to sell their stock holdings in the Company to Vesper Corporation, or its assignee.

Mr. Polly owns 2,720,563 shares, and has an option to purchase 2,650,000 additional shares from the Company at $0.22 per share. The agreement calls for Mr. Polly to sell 5,370,563 shares, and the Foundation to sell its 500,000 shares. In addition, the agreement requires that Mr. Polly purchase from the Company its 50% interest in Metro Franchising Commissary, LLC ("Metro") for $1,000,000.

All December 31, 1999 adjustments have been prepared assuming that the agreement discussed above was closed on January 1, 1999.

All March 31, 2000 Pro Forma Balance Sheet adjustments have been prepared assuming that the agreement discussed above was closed on March 31, 2000, and that the March 31, 2000 Pro Forma Operating Statement adjustments assume the above agreement was closed on January 1, 1999.

The Pro Forma Operating Statements do not show any provision for Income Earned on the Company's funds received from the sale of its interest in Metro and on the sale of 2,650,000 additional shares of the Company's Common Stock.

The Company's Profit on its sale of its Interest in Metro, amount to $94,717 at December 31, 1999 and $84,496 at March 31, 2000, have not been included in the Pro Forma Operating Statements. These Profits have been credited directly to accumulated Deficit.

                                 B.H.I.T., Inc.
                      Adjustments for Pro Forma Statements
                                December 31, 1999
                                -----------------
                                       (1)

Equity in Net Income of Joint Venture                     $10,221
  Accumulated Deficit                                                   $10,221
To eliminate the Company's share of operating profit from Joint Venture


                                 March 31, 2000
                                 --------------
                                       (1)

Cash & Cash Equivalents                                 1,583,000
  Investment in Joint Venture                                           930,507
  Profit on Sale of Joint Venture Interest                               69,493
  Capital Stock (2,650,000 Shares)                                      583,000
To record sale of 50% interest in Joint Venture, and credit profit realized thereon to accumulated deficit;
and sale of 2,650,000 shares of Common Stock

                                       (2)

Equity in Net Income of Joint Venture                       15,003
  Accumulated Deficit                                                    15,003
To eliminate the Company's share of operating profit from Joint Venture

                                 B.H.I.T., Inc.
                   Unaudited Pro Forma Consolidated Statement
               Of Operations For The Year Ended December 31, 1999

                                                                      Unaudited
                                  Historical       Adjustments        Pro Forma
                                  ----------       -----------        ---------

Income:
Interest Income on
  Cash and Equivalents           $   7,211                            $   7,211
Interest Income on Mortgages        37,770                               37,770
                                 ---------          ---------         ---------

Total Income                        44,981                               44,981
                                 =========          =========         =========

Equity in Net Income of
  Unconsolidated Joint Venture      10,221         (1) 10,221              -
                                 ---------          ---------         ---------

Expenses:

Stockholder Expenses                 7,160                                7,160
Professional Fees                   59,788                               59,788
General & Admin.                   167,293                              167,293
                                 ---------          ---------         ---------

Total Expenses                     234,241                              234,241
                                 ---------          ---------         ---------

Net Income or (Loss)             $(179,039)                           $(189,260)
                                 =========          =========         =========

Net Income or (Loss)
Per Share of Common Stock
Outstanding -
12,338,061 Historical
14,988,051 Pro Forma             $   (0.01)                           $   (0.01)
                                 =========                            =========


                             See Accompanying Notes

                                 B.H.I.T., Inc.
                        Unaudited Pro Forma Consolidated
                                  Balance Sheet
                              As of March 31, 2000


                                  Unaudited                           Unaudited
                                  Historical       Adjustments        Pro Forma
                                  ----------       -----------        ---------

Assets:
Cash and Cash Equivalents           $  52,261    (1)$1,583,000      $1,635,261

Interest Receivable                     3,205                            3,205
Mortgage Loan Receivable              300,000                          300,000
Investment in Joint Venture           930,507    (1)  (930,507)            -
Prepaid Insurance                       8,282                            8,282
Other Assets                            3,198                            3,198
                                    ---------     ------------       ---------

Total Assets                        1,297,453                        1,949,946
                                    =========     ============       =========

Liabilities & Stockholders'
  Equity:

Accounts Payable & Accrued
  Expenses                              6,244                            6,244
                                    ---------     ------------       ---------

Stockholders' Equity:
Shares of Common Stock $0.01
  Par Value-20,000,000 Authorized
  12,338,051 Shares Outstanding
   - Historical 14,988,051 Shares
  Outstanding Pro Forma            87,477,847    (1)  (583,000)     88,060,847
Accumulated Deficit               (86,178,449)   (1)    69,493     (86,108,956)

Treasury Stock At Cost
  32,757 Shares                        (8,189)                          (8,189)
                                    ---------     ------------      ----------
Total Shareholders' Equity          1,291,209                       $1,943,702
                                    ---------     ------------      ----------

Total Liabilities and
  Shareholders' Equity             $1,297,453                       $1,949,946
                                   ==========     ============      ==========



                             See Accompanying Notes

                                 B.H.I.T., Inc.
                   Unaudited Pro Forma Consolidated Statement
             Of Operations For The Three Months Ended March 31, 2000

                                  Unaudited                           Unaudited
                                  Historical       Adjustments        Pro Forma
                                  ----------       -----------        ---------

Income:
Interest Income on
  Cash and Equivalents            $     902                           $     902
Interest Income on Mortgages          9,000                               9,000
                                  ---------        -----------        ---------
Total Income                          9,902                               9,902
                                  ---------        -----------        ---------


Equity in Net Income of
  Unconsolidated Joint Venture       15,003        (2)  15,003            -
                                  ---------        -----------        ---------

Expenses:

Stockholder Expenses                  2,333                               2,333
Professional Fees                     3,271                               3,271
General & Admin.                     42,331                              42,331
                                  ---------        -----------        ---------

Total Expenses                       47,935                              47,935
                                  ---------        -----------        ---------

Net Income or (Loss)              $ (23,030)                          $ (38,033)
                                  =========        ===========        =========

Net Income or (Loss)
Per Share of Common Stock
Outstanding -
12,338,061 Historical
14,988,051 Pro Forma              $   (0.00)                          $   (0.00)
                                  =========                           =========


                             See Accompanying Notes

                                  ANNUAL REPORT

The Company's 1999 Annual Report to Stockholders, which includes a copy of the Company's Annual Report on Form 10-K/A for 1999 (including the financial statements and schedules thereto), as filed with the Securities and Exchange Commission ("1999 Annual Report") is being delivered concurrently with this Proxy Statement. Stockholders are urged to review carefully the financial information contained in the 1999 Annual Report.

Please sign the proxy and return it promptly in the enclosed envelope to which no postage need be affixed if mailed within the United States.

New York, New York
                                 June __, 2000.

                                  EXHIBIT A

                      SALE OF FRANCHISE INTEREST AGREEMENT

         THIS SALE OF FRANCHISE INTEREST AGREEMENT (the "Agreement") made and entered into as of this 31st day of July, 1999, between B.H.I.T., Inc., a Delaware corporation ("Seller") and Harvey Polly ("Purchaser").


                              W I T N E S S E T H:

     A. Seller owns a fifty percent interest (the "Franchise Interest") in Metro Franchising Commissary, L.L.C. ("Metro").

     B. Purchaser is President and significant stockholder of Seller. Purchaser has agreed to sell his shares of stock in Purchaser to Vesper Corporation pursuant to a Securities Purchase Agreement between Vesper Corporation, Purchaser and Sheltering Palms Foundation dated as of July 31, 1999 (the "Securities Purchase Agreement"). Vesper has subsequently assigned its interest in Securities Purchase Agreement to Arrowhead Holdings Corporation ("Arrowhead").

     C. Arrowhead has made it a condition to its purchase of the shares under the Securities Purchase Agreement that the Franchise Interest be sold on or before the closing under the Securities Purchase Agreement.

     D. Purchaser has agreed to purchase the Franchise Interest from Seller pursuant to the terms hereof.

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:


                ARTICLE I - TRANSACTIONS AND RELATED AGREEMENTS

     1.1 Sale and Purchase of the Franchise Interest. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (defined herein), Seller shall sell, transfer, assign and convey to Purchaser, and Purchaser shall purchase from Seller, all of Seller's right, title and interest in and to the Franchise Interest.

                           ARTICLE II - CONSIDERATION

     2.1 Consideration. The purchase price for the Franchise Interest (the "Purchase Price") shall be $1,000,000 payable by Purchaser in cash at Closing.

                              ARTICLE III - CLOSING

     3.1 Time and Place. The closing of the transactions contemplated hereby (the "Closing") shall take place simultaneously with the closing under the Securities Purchase Agreement (the "Closing Date").

     3.2 Deliveries of Seller. At Closing, Seller shall deliver or cause to be delivered the following to Purchaser:

         (a) An Assignment of the Franchise Interest; and

         (b) such other documents as may be reasonably requested by Purchaser to effect the transactions described herein.

     3.3 Deliveries of Purchaser. At the Closing, Purchaser shall deliver the following to Seller:

         (a) the Purchase Price; and

         (b) such other documents as may be reasonably requested by Seller to effect the transactions described herein.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

     4.1 By Seller. Seller hereby represents and warrants each of the following to Purchaser:

         (a) Organization Good Standing and Authority of Seller . Seller is a corporation duly organized and validly existing under the laws of the State of Delaware with the requisite power and authority to execute and satisfy all of its obligations under this Agreement. The execution, delivery and performance by Seller of this Agreement, the other documents contemplated herein and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. This Agreement and other documents contemplated herein have been or will be at Closing duly executed and delivered by Seller and constitute or will constitute at Closing the valid and legally binding obligations of Seller, enforceable against Seller in accordance with their respective terms, subject to the qualifications that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

         (b) Ownership of, and Title to, the Purchased Assets. To the best of Seller's knowledge, Seller owns, and has good and marketable title to all of the Franchise Interest. Other than the foregoing, Seller makes no representation or warranty whatsoever with respect to the Franchise Interest and such Franchise Interest is being transferred on an "AS-IS," "WHERE-IS" basis.

     4.2 By Purchaser. Purchaser represents and warrants the following to
Seller:

         (a) Authority of Purchaser. Purchaser has the requisite authority to enter into, and to satisfy all of its obligations under, this Agreement and all other agreements and instruments executed in connection herewith. This Agreement and other documents contemplated herein have been or will be at Closing duly executed and delivered by Purchaser and constitute or will constitute at Closing the valid and legally binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to the qualifications that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally.

         (b) Purchaser acknowledges that as President of Seller he is completely familiar with the operations of Metro and all aspects of the Franchise Interest and acknowledges that the Purchase Price and the other terms of this Agreement are fair. Accordingly, Purchaser has not asked that Seller make any representation or warranty whatsoever regarding the Franchise Interest. Purchaser hereby represents and warrants that the assignment of the Franchise Interest to him is authorized under the Operating Agreement of Metro dated May 28, 1998 (the "Operating Agreement") and no consent or approval of Metro or any of its members is required for such transfer.


                     ARTICLE V - INDEMNIFICATION OF SELLER:

     5.1 Indemnification of Seller. Purchaser shall indemnify, defend and hold harmless Seller, and its affiliates, and the present and future shareholders, officers, directors, employees, agents and representatives of the foregoing and their respective successors, heirs and assigns (the "Seller Group") from and against any and all claims, causes of action, suits, complaints, demands, liabilities, damages, losses, debts, costs and expenses (including but not limited to attorneys' fees and costs incurred in defending any such actions or to recover such losses) that are made against or sustained by any member of the Seller Group and that arise, directly or indirectly, from: (a) any breach, default, or violation by Purchaser of a covenant, representation, agreement or warranty set forth in this Agreement; (b) the operations of Metro after the Closing Date; or (c) any liability for taxes, charges or other assessments or accruals under the Operating Agreement or otherwise relating to the ownership of the Franchise Interest prior to or after the Closing Date.

     5.2 Survival. The obligations of indemnification set forth in Subsections
5.1 hereof shall survive the execution of this Agreement.

           ARTICLE VI - CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

         Seller's obligations under this Agreement are contingent upon the fulfillment of the following conditions or waiver of the same by Seller:

     6.1 Performance of Obligations of Purchaser. Purchaser shall have performed in all respects its obligations hereunder to be performed on or before the Closing Date.

     6.2 Closing Under The Securities Purchase Agreement. The closing under the Securities Purchase Agreement shall have occurred.

     6.3 Deliveries Made. Seller shall have received all of the deliveries required by Section 3.3.

     6.4 Stockholder Approval. The Stockholders of Seller shall have approved the sale of the Franchise Interest to Purchaser.


         ARTICLE VII - CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

     Purchaser's obligations hereunder are contingent upon the fulfillment of the following conditions or waiver of same by Purchaser:

     7.1 Performance of Obligations of Seller. Seller shall have performed in all respects its obligations hereunder to be performed on or before the Closing Date.

     7.2 Closing Under The Securities Purchase Agreement. The closing under the Securities Purchase Agreement shall have occurred.

     7.3 Deliveries Made. Purchaser shall have received all of the deliveries required by Section 3.2 above.

     7.4 Stockholder Approval. The Stockholders of Seller shall have approved the sale of the Franchise Interest to Purchaser.


                        ARTICLE VIII - GENERAL PROVISIONS

     8.1 Further Assurances. After the date of this Agreement, each party, without further consideration, shall promptly take such actions and shall promptly execute and deliver such documents as may be reasonably requested by another party hereto (or by his or its employees, agents, insurers, or representatives) to effectuate, evidence, authorize, or approve the transactions contemplated in this Agreement.

     8.2 Fees and Expenses. Each party hereto shall pay its own fees and expenses for brokers, agents, investment bankers, attorneys, accountants, finders or other persons, as may be retained or employed, directly or indirectly, in connection with the negotiation, preparation and/or closing under this Agreement and the consummation of the transactions contemplated herein.

     8.3 Notices. All notices given to a party hereto in connection with this Agreement shall be in writing and shall be deemed to have been properly delivered if delivered into the hand of a recognized overnight courier (such as Federal Express) with delivery charges prepaid, or deposited in the United States mail, postage prepaid, registered or certified, return receipt requested to the addresses set forth in the Securities Purchase Agreement or to such other address as the above persons may notify the other parties of from time to time, in writing and pursuant to the other provisions of this Subsection 8.3.

     8.4 Remedies and Waivers. All rights and remedies available at law, in equity or under the terms of this Agreement or any other agreement or instrument executed in connection herewith shall be cumulative, and no waiver thereof shall be (a) implied from the prior acts or omissions, or based solely upon the oral representations, of a party hereto; or (b) effective or binding unless, and then only to the extent that, such waiver is set forth in this Agreement, or a party hereto signs an express written waiver of rights or remedies and causes such written waiver to be delivered to the party for whose benefit it was made. In no event shall actual or constructive knowledge of a breach or misrepresentation by one party learned prior to Closing be deemed a waiver or acceptance of such breach or representation by the party with such knowledge of such breach or misrepresentation.

     8.5 Applicable Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of New York.

     8.6 Prior Agreements. All prior agreements, whether written or oral, among the parties hereto with respect to the subject matter of this Agreement have been merged and integrated into this Agreement and, to the extent of any conflict or inconsistency with this Agreement, are superseded by the provisions of this Agreement.

     8.7 Terms of Convenience. Captions and headings are used in this Agreement for convenience only and shall not be construed to affect the meaning of this Agreement. Terms such as "hereof," "herein," "hereto," "hereby," "hereunder" and similar references to this Agreement shall be deemed to refer to this Agreement as a whole and not to any particular section or provision of this Agreement.

     8.8 Modification. This Agreement shall not be modified unless, and then only to the extent that, a written modification is executed by all of the parties hereto or their respective successors or assigns.

     8.9 Assignment-Binding Effect. This Agreement and the obligations hereunder may not be assigned either party without the express written consent of the other party, which may be withheld in its discretion. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted assigns and successors in title or interest.

     8.10 Severability All provisions in this Agreement are severable, and each valid and enforceable provision shall remain in effect and shall be binding upon the parties hereto, regardless of any finding by a judicial, administrative, or legislative body that other provisions of this Agreement are invalid or unenforceable.

     8.11 Counterparts. This Agreement may be executed in counterparts, and any executed counterparts shall bind the parties hereto and inure to their benefit as though all parties were signatory to the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

         SELLER:          B.H.I.T., INC.

                          By: ____________________________________________

                          Its:____________________________________________



         PURCHASER:

                          ________________________________________________
                          HARVEY POLLY

                                    EXHIBIT B

Value
Management
Inc.                                           The Business Valuation Specialist
================================================================================

November 30, 1999

B.H.I.T., Inc.
c/o: William L. Weiss
110 East 59th St.
New York, NY 10022

Re: Fairness of Sale of B.H.I.T.'s Interest in Metro Franchising Commissary, LLC
    ----------------------------------------------------------------------------

Dear Mr. Weiss:

As you requested, we have prepared an opinion on the proposed sale of B.H.I.T., Inc.'s (referred to herein as "BHIT") fifty percent (50%) interest in Metro Franchising Commissary, LLC (referred to herein as "Metro or the "Company") to Mr. Harvey Polly. The purpose of this opinion is to establish the fairness to BHIT's stockholders, from a financial point of view, of the proposed sale to Mr. Polly. Mr. Polly has agreed to acquire BHIT's fifty percent (50%) interest in Metro for one million dollars ($1,000,000). This letter will present the factors considered and approaches utilized in making this determination. The findings of this valuation are subject to certain limiting conditions (Exhibit 1).

DEFINITION OF FAIR MARKET VALUE
-------------------------------

In rendering this opinion, we considered the fair market value of Metro. The definition of "fair market value" employed in this appraisal is the price at which an interest in Metro would change hands between a willing buyer and willing seller, when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts.

OPINION
-------

In the course of preparing this opinion, we spoke with Stuart Cohen, one of the managers of Metro, about the history and evolution of Metro, its operations, financial performance, competition, markets and marketing efforts, and its outlook for the future. We visited one of the Company's retail franchises (located at 1550 Bedford Ave., Brooklyn, NY) and contacted each of the other locations. We have been supplied with copies of:

o Compiled financial statements for Metro Franchising Commissary, LLC for the six months ended June 30, 1999 and for the nine months ended September 30, 1999, as prepared by the certified public accounting firm of Nemiroff, Cosmas & Company, LLP;

o A copy of an Operating Agreement for Metro Franchising Commissary, LLC dated May 28, 1998 by and among Metro Franchising Bakery, LLC, Subex, LLC and B.H.I.T., Inc.

o A listing by address of Metro's current seven retail locations, its baking center and the addresses of three potential sites for new retail locations.

o Copies of several written correspondences involving Harvey Polly, President of BHIT, including: a letter dated 2/22/99 to Don Kleila of FKB Donuts asking if Mr. Kleila was interested in purchasing BHIT's stock in Metro; a letter dated 2/22/99 to Paul Waltzer and Stuart Cohen asking if they were interested in purchasing BHIT's stock in Metro; a letter dated 5/25/99 to Paul Waltzer and Stuart Cohen asking them to provide an explanation for the shortfall in capital and for the longer-than-planned development period of Metro; a letter dated 6/2/99 from Paul Waltzer and Stuart Cohen to Mr. Polly in response to his letter to them dated 5/25/99; a letter dated 6/8/99 from Mr. Polly to William Colianni of Holding Capital Corp. asking if he would have an interest in buying the Metro stock from Mr. Polly if Mr. Polly sold his BHIT stock; and, a letter to Mr. Polly from James W. Donaghy, President of Subex, LLC, stating that Subex would have an interest in purchasing BHIT's stock in Metro at book value.

We have relied upon the accuracy and the completeness of the material furnished to us and have not independently verified the information contained in such material.

In establishing the opinion determined herein, we have taken into consideration IRS Revenue Ruling 59-60, which establishes guidelines for appraising stock of a closely-held company. This revenue ruling states that no general formula is applicable to the many different valuation situations. Various factors, both endogenous and exogenous to the Company, must be considered. Such factors, and how we applied them in this case are as follows:

o An understanding of the business and its evolution over time. Knowledge of the Company's development may shed insight as to its future performance.

     We interviewed management to learn of its history and development. Original plans for store openings were compared to the number of stores actually opened at the time of the valuation.

o  Degree and level of competition.

     Generally speaking, there is a high degree of competition for baked retail goods. This factor was considered in determining potential growth and the rate of return an investor would require.

o  Book value.

     Book value was utilized in calculating net asset value. Net asset value directly impacted our fairness opinion. We considered the following: The net asset value for Metro Franchising Commissary in its entirety was $663,000 (rounded) or $331,500 (rounded) for BHIT's 50% interest.

o  The financial condition of the business.

     Metro's ability to achieve its initial goal of opening sixteen locations was negatively impacted by its lack of funds. The potential for growth was limited by this lack of capital.

o  The earnings and cash flow capacity of the Company.

     Metro's financial statements were reviewed. Absent any management projections, it was assumed optimistically that cash flow was equal to net income plus depreciation and amortization.

o  Transactions in the stock of the Company.

     No transactions were identified, therefore this had no impact.

o The condition and outlook of the economy in the Company's market area and the industry to which the Company belongs.

     General information was sought for the retail baking industry, as well as for retail franchises to determine if any major impediments to Metro's business existed. None were found. Given that Metro had only nine months of performance, any comparison to established retail bakeries would be meaningless.

o The attitude of investors toward companies which are comparative to the subject Company.

         We searched for transactions of privately held companies falling under Standard Industrial Classification code 5461 - Retail Bakeries. Several were identified, however, they were not in the same business as Metro and/or little information was provided on the terms of the transactions. In general, the attitude of investors toward companies which are similar, in size and risk assessment, was utilized in determining an investor's required rate of return for the capitalization of cash flow.

The valuation methods considered in rendering our opinion include: the net asset value of Metro, the present value of the Company's expected cash flows and an examination of the private transactions market for sales of similar companies.

The comparative or guideline method is based on the premise that prices paid for one company provided an indication of what a buyer would be willing to pay for stock in another company sharing similar characteristics. The method entails examination of the relationship between stock prices in kindred companies and various quantifiable factors. The relationships are adjusted to reflect the differences between the guideline group and the subject company. At that point, derived ratios are applied to the subject company in order to establish a value.

No comparable publicly-traded companies were identified. We also attempted to identify transactions involving the transfer of a majority interest in similar companies. None were found. Hence, no value was produced by this approach.

The capitalization of cash flow approach examines the cash flow capacity of the subject company and the risk associated with it. Cash flow is generally the most important valuation factor for a profitable ongoing operation.

For the first nine months of 1999, Metro Franchising Commissary ("Metro") had a pre-tax loss of $52,312. We examined a best case scenario - adding back all depreciation and amortization (which combined for $93,700 for the nine months ended September 30), and assuming no capital expenditures. This produced an annualized cash flow of $55,184. In capitalizing this cash flow, we assumed a constant 5% growth rate. In calculating the rate of return, we considered two basic components, a risk-free portion and a risk premium. The risk-free portion is best approximated by the interest rate on Treasury Bills, which was 5.2 percent on or about the valuation date, and on Treasury Bonds, which approximated 6.6 percent. Metro represents an investment in a much smaller operation that has its revenue dependent on a limited geographical market area. Additionally, it is a start-up company that has, to date, opened only 7 of the 16 locations on which it originally planned. Considering all factors, we believe a target rate of return of 23 percent is currently appropriate for Metro. Based on a capitalization of cash flow, the value determined for a 100 percent interest approximated $322,000.

Net asset value examines the value of the assets less liabilities that the Company has built to date. Under this approach, the fair market value of the underlying tangible assets is estimated and totaled, and its liabilities are deducted to arrive at an adjusted net worth. In arriving at a net asset value for Metro, we used its September 30, 1999 balance sheet as the starting point. For our analysis, we assumed that all tangible assets are stated at or near realizable value. The Company had total assets of $863,402 as of September 30, 1999. Approximately $190,000 was for intangible assets (franchise and license fees). Reducing total assets by the value of intangible and subtracting liabilities of $10,430 resulted in a net asset value of $663,000 (rounded).

Based on all factors, it is our opinion that $1,000,000 for BHIT's fifty percent interest in Metro is not less than current fair market value. Stated otherwise, we believe that a purchase price of $1,000,000 for BHIT's fifty percent interest in Metro Franchising Commissary, LLC is fair to BHIT stockholders. We are aware of no factors, specific or otherwise, that do not support our opinion.

We consent to the use of our fairness opinion for the solicitation of proxies of the shareholders of B.H.I.T. Inc. in connection with the special meeting of the stockholders to approve the sale of B.H.I.T. Inc.'s interest in Metro Franchising Commissary, LLC.


Respectfully submitted,

Value Management Inc.

/s/ Andrew Wilusz                                /s/ Edward A. Wilusz
-----------------------------                    -------------------------------
Andrew Wilusz                                    Edward A. Wilusz, ASIA, CFA
Financial Analyst                                President

                                                                       EXHIBIT 1


                       ASSUMPTIONS AND LIMITING CONDITIONS



1. We have relied upon the accuracy and completeness of information supplied by the client company without further verification thereof. We have assumed that all financial statements were prepared in conformity with generally accepted accounting principles unless informed otherwise.

2. Possession of this report, or a copy thereof, does not carry with it the right of publication of all or part of it.

3. This fairness opinion is valid only for the date or dates specified herein and only for the fairness opinion purpose specified herein. The various estimates of value presented in this report apply to this fairness opinion only and may not be used out of the context presented herein. It is also stipulated that this report is not to be used for any purpose other than that stated in this report, nor may it be used by anyone but the client (and its shareholders) without our previous written consent.

                                    EXHIBIT C

                 AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
                                OF B.H.I.T., INC.


     The following sets forth the amendments to the Certificate of Incorporation of B.H.I.T., Inc.

1.  ARTICLE THIRD is revised to read in its entirety as follows:

            The Corporation shall issue shares of Common Stock ("Shares"), each with a par value of $0.01, and each Share shall be identical in all respects with every other Share. Each Share shall entitle the holder thereof to one vote on all matters upon which Shareholders are entitled to vote. The total number of Shares which the Corporation shall have authority to issue shall be 20,000,000. The Shares may be issued for such consideration as the Directors shall determine, including upon the conversion of convertible debt, or by way of Share distribution or Share split in the discretion of the Directors. Subject to Article Fourth, outstanding Shares shall be assignable and transferable. Shares reacquired by the Corporation shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Corporation may be cancelled by action of the Directors. All Shares shall be fully paid and nonassessable by or on behalf of the Corporation upon receipt of full consideration if issued by way of Share distribution, Share split, or upon the conversion of convertible debt. The Shares shall not entitle the holder to preference, preemptive, conversion, or exchange rights of any kind, except as the Directors may specifically determine with respect to any Shares at the time of issuance of such Shares and except as specifically required by law.

2.  ARTICLE FOURTH is amended in its entirety to read as follows:

     a) Each holder of Shares of any class of stock of the Corporation shall upon demand disclose to the Board of Directors in writing such information with respect to direct and indirect ownership of such Shares as the Board of Directors deems necessary to enforce the provisions of this Article Fourth.

     b) Whenever it is deemed by the Board of Directors to be reasonably necessary to protect the Corporation from a possible limitation on its net operating loss carry forwards or built in losses (collectively, "NOLS") under
Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), any regulation thereunder or any replacement or similar provision of any federal or state tax law or regulation, the Board of Directors may require a statement or affidavit from each proposed transferee of Shares of any class of stock of the Corporation setting forth the number of Shares of all classes of stock of the Corporation already owned, or treated as owned under Section 382 of the Code, by such proposed transferee in a form specified by the Board of Directors, and, in connection therewith, if the proposed transfer may result in a limitation on the use of, or a loss of, any NOLs, the Board of Directors shall have the right, but not the duty, to cause the Corporation to refuse to transfer such Shares to the proposed transferee. All contracts for the sale or other transfer of Shares shall be subject to the provisions of Article Fourth. For purposes of this Article Fourth, the term "Shares" includes any option, contingent purchase right, warrant, convertible debt instrument, put, contract or similar interest or instrument with respect to Shares.

     c) Notwithstanding any other provision of this Certificate of Incorporation to the contrary, and subject to the provisions of subsection 4(d), there shall be a limit on the number of Shares of capital stock of the Corporation owned by any stockholder of the Corporation as set forth in the following sentence, such limitation herein referred to as the "Limit." No person or entity shall at any time directly or indirectly acquire any Shares of any class of stock of the Corporation which could cause such person or entity (1) to be treated as a "5-percent shareholder" within the meaning of Section 382 of the Code, (2) to be treated as a holder of capital stock of the Corporation in an amount that could otherwise result in a limitation on the use of, or loss of, the Corporation's NOLs, or (3) to be the beneficial owner (as such term is defined in Rule l3d-3 promulgated under the Securities Exchange Act of 1934, as amended or any successor or replacement rule) of more than 4.5% of the outstanding Shares of capital stock of the Corporation. Shares of any class of stock of the Corporation which are proposed to be acquired by a person in excess of the Limit at any time shall be deemed "Excess Shares."

         (i) Any contract for the sale or other transfer of Shares of any class of stock of the Corporation which would, if consummated, result in a transferee owning Excess Shares, and any transfer of Shares of any class of stock of the Corporation which would result in a transferee owning Excess Shares shall, as to the Excess Shares, be null and void and be deemed an acquisition by such transferee of such Excess Shares for the account of the Corporation. All Excess Shares held by such transferee for the account of the Corporation shall cease to be outstanding and shall cease to be entitled to dividends, voting rights and other benefits with respect to such Excess Shares, excepting only the holder's right to payment from the Corporation of the price determined and payable as set forth below.

         (ii) Upon receipt of notice of the existence of Excess Shares, the Corporation, at the direction of the Board of Directors, by notice to the holder thereof, may demand that the holder deliver the Excess Shares to the Corporation. Upon issuance of such demand, the Excess Shares shall be deemed cancelled and the holder shall be entitled to receive from the Corporation a price determined and payable as hereinafter set forth. Subject to the limitation on payment set forth below, the price of each Excess Share called for delivery shall be the average daily per share closing sales price if the class of stock of the Corporation comprising the Excess Share is listed on a national securities exchange, or on the National Association of Securities Dealers Inc.

Automated Quotation system or any similar or successor system and if such class of stock is not so listed, shall be the mean between the average published per share closing bid and asked prices, in each case during the thirty day calendar period ending on the business day prior to receipt by the holder of the notice for delivery, or if there have been no sales on a national securities exchange or such system and no published bid and asked quotations with respect to such class of stock of the Corporation during such thirty-day calendar period, the price shall be the price determined by the Board of Directors in good faith.

         (iii) Unless the Board of Directors shall determine that it is in the interest of the Corporation to make earlier payment of all of the amount determined as the price per share in accordance with subsection 4(c)(ii), the price shall be payable only upon the liquidation of the Corporation and shall not exceed an amount which is the sum of the per share distributions designated as liquidation distributions and return of capital distributions declared with respect to other Shares of the Corporation of the same class or series, and no interest shall accrue with respect to the period subsequent to the issuance by the Corporation of the demand to the date of such payment.

     (d) The Board of Directors in their discretion may exempt from the Limit
(i) ownership of certain designated Shares while owned by a person or entity who has provided the Board of Directors with evidence and assurance acceptable to the Board of Directors that no NOLs of the Corporation would be lost or limited thereby, or (ii) any other ownership if the Board of Directors determine that such exception is in the best interests of the Corporation.

     (e) Nothing contained in the Certificate of Incorporation, or in this Article Fourth shall limit the authority of the Board of Directors to take such other action as they deem necessary or advisable to protect the value of the NOLs to the Corporation.

     (f) if any provision of this Article Fourth or any application of any such provision is determined to be invalid by an federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Article Fourth may be inconsistent with any other provision, this Article Fourth shall be controlling.

3.  ARTICLE SIXTH is amended as follows:

     (a) Article Sixth (b)(12) is amended to read as follows: "(12) [reserved]".

     (b) Article Sixth (b)(13) is amended by deleting the comma and placing a period after the word "persons" in the seventeenth line and deleting the rest of the sentence.

     (c) Article Sixth (b)(23) is amended by placing a period after the word "determined" in the tenth line thereof and deleting the rest of the sentence.

     (c) Article Sixth (b) (27) is amended to read as follows: "(27)
[reserved]."


4. ARTICLE ELEVENTH is amended by deleting ":(i)" in the fifteenth and sixteenth line thereof and deleting the semicolon and replacing it with a period in the eighteenth line thereof and deleting the rest of the sentence.

5. ARTICLE TWELFTH is amended by placing a period after the word
"inconsistencies" in the sixteenth line thereof and deleting the rest of the sentence.

                                    EXHIBIT D
                                    ---------

                           AMENDED AND RESTATED BYLAWS
                           ---------------------------

                                       OF
                                       --

                                 B.H.I.T., INC.
                                 --------------

                                   ARTICLE 1.

                          THE CORPORATION, DEFINITIONS

     1.1. Name. The corporation governed by these By-Laws is herein referred to as the "Corporation" and shall be known by the name "B.H.I.T., INC."

         Under circumstances in which the Directors determine that the use of the name "B.H.I.T., INC." is not practicable, legal and convenient, they may as appropriate, subject to the approval of the holders of a majority of the Corporation's outstanding Common Stock, cause the Corporation's Certificate of Incorporation (the "Certificate") to be amended to change the name of the Corporation so that the Corporation may use and adopt another name under which the Corporation may hold property or operate in any jurisdiction.

     1.2. Place of Business. The Corporation shall maintain an office, and shall designate a resident agent for the service of process (whose name and address shall be reported from time to time to the Secretary of State of Delaware), in Delaware. The Corporation may have such other offices or places of business within or without the State of Delaware as the Directors may from time to time determine.

     1.3. Purpose of the Corporation. The purpose of the Corporation is to engage in any lawful activity for which corporations may be engaged under the Delaware General Corporation Law.

                                   ARTICLE 2.

                                    DIRECTORS

     2.1. Number, Term of Office, Qualification of Directors. There shall be no fewer than three nor more than nine Directors. The range in the authorized number of Directors may be changed by vote of the holders of a majority of the Shares, and the exact number within such range shall be specified, by the Directors from time to time. Each Director shall hold office for a term of one year or until the election and qualification' of his successor. At each Annual Meeting of Shareholders, the Shareholders shall elect successors to the Directors, unless the number of Directors is then being reduced. There shall be no cumulative voting in the election of Directors. Directors may be re-elected without limit as to the number of times. A Director shall be an individual at least 21 years of age who is not under legal disability. Unless otherwise required by law or by action of the Directors, no Director shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Directors in their capacity as Directors shall not be required to devote their entire time or any specified portion of their time to the business and affairs of the Corporation.

     2.2. Compensation and Other Remuneration. Directors shall not be entitled to receive, directly or indirectly, any remuneration for services rendered to the Corporation in any capacity, including, without limitation, services as an officer of or consultant to the Corporation, legal, accounting or other professional services, or otherwise.

     2.3. Resignation. Removal and Death of Directors. A Director may resign at any time by giving written notice to the remaining Directors. Such resignation shall take effect on the date such notice is given or at any later time specified in the notice. A Director may be removed at any time with or without cause by vote or by written consent of the holders of a majority of the Shares outstanding or, unless otherwise prohibited by Delaware corporate law, with cause by a majority of the remaining Directors. For purposes of the immediately preceding sentence "cause" shall include, without limitation, any physical and/or mental inability, due to a condition or illness which is expected to be of permanent or indefinite duration, to perform the duties of a Director. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall account to the remaining Director or Directors as they require for all property which he holds as Director and shall thereupon be discharged as Director. Upon the incapacity or death of any Director, his legal representative shall perform the acts, if any, set in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Director, or the estate of the deceased Director, as the case may be.

     2.4. Vacancies. If any or all of the Directors cease to be Directors hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Corporation or affect its continuity. Until vacancies are filled, the remaining Director or Directors may exercise the power of the Directors hereunder. Vacancies among the Directors (including vacancies created by increases in the number of Directors) shall be filled for the unexpired term by persons ratified by the remaining Directors. If at any time there shall be no Directors in office, successor Directors shall be elected by the Shareholders as provided in Section 6.6.

     2.5. Actions by Directors. The Directors may act with or without a meeting. A quorum for all meetings of the Directors shall be a majority of the Directors. Unless specifically provided otherwise in the Certificate or these By-Laws, any action of the Directors may be taken at a meeting by vote of a majority of the Directors if a quorum is present, or without a meeting by written consent of all of the Directors filed with the minutes of proceedings of the Board of Directors. Directors may conduct meetings by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

     An annual meeting of the Directors shall be held at substantially the same time as the Annual Meeting of Shareholders. Regular meetings shall be held at least four times per year at such times as shall be fixed by the Directors. No notice shall be required of an annual or a regular meeting of Directors.

     Special meetings of the Directors shall be called by the Chairman upon the request of any two Directors and may be called by the Chairman on his own motion, on not less than two days' notice to each Director if the meeting is to be held in person, and/or not less than eight hours' notice if the meeting is to be held by conference telephone or similar equipment. Such notice, which shall state the purpose of the meeting, shall be by oral, telegraphic, telephonic or written communication stating the time and place therefor. Notice of any special meeting need not be given to any Director entitled thereto who submits a written and signed waiver of notice, either before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

     Regular or special meetings of the Directors may be held within or without the State of Delaware, at such places as shall be designated by the Directors. The Directors may adopt such rules and regulations for their conduct and the management of the affairs of the Corporation as they may deem proper and as are not inconsistent with the Certificate or these By-Laws.

     2.6. Committees. The Directors may appoint from among their number an executive committee and such other standing committees, including without limitation, audit and nominating committees, or special committees as the Directors determine. Each standing committee shall consist of three or more members. Each committee shall have such powers, duties and obligations as may be required by any governmental agency or other regulatory body or as the Directors may deem necessary and appropriate.

                                   ARTICLE 3.

                                DIRECTORS' POWERS

     3.1. Power and Authority of Directors. The Directors, subject only to the specific limitations contained in the Certificate and these By-Laws, shall have, without further or other authorization, free from any power of control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Corporation's assets and over the business and affairs of the Corporation to the same extent as if the Directors were the sole owners thereof in their own right, and to do all such acts and things as in their sole judgment and discretion are necessary or incidental to, or desirable for, the carrying out of any of the purposes of the Corporation or conducting the business of the Corporation. Any determination made in good faith by the Directors of the purposes of the Corporation or the existence of any power or authority hereunder shall be conclusive and each such determination and the basis therefor shall be set forth in the minutes of meetings of the Directors. In construing the provisions of the Certificate or these By-Laws, the presumption shall be in favor of the grant of powers and authority to the Directors. The enumeration of any specific power or authority herein shall not be construed as limiting the general powers or authority or any other specified power or authority conferred herein by statute or rule of law upon the Directors.

     3.2. Specific Powers and Authorities. Subject only to the express limitations contained in the Certificate and these By-Laws and in addition to any powers and authorities conferred by the Certificate and these By-Laws or which the Directors may have by virtue of any present or future statute or rule of law, the Directors without any action or consent by the Shareholders shall have and may exercise, at any time and from time to time, the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion, and in such manner, and upon such terms and conditions as they may, from time to time, deem proper:

         3.2.1. To retain, invest and reinvest the capital or other funds of the Corporation and, for such consideration as they deem proper, to purchase or otherwise acquire for cash or other property or through the issuance of Shares or other securities of the Corporation and hold for investment real or personal property of any kind, tangible or intangible, in entirety or in participation and to possess-and exercise all the rights, powers and privileges appertaining to the ownership of the Corporation's assets with respect thereto;

         3.2.2. To sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interest in, encumber, negotiate, convey, transfer or otherwise dispose of or grant interests in the Corporation's assets by deeds, financing statements, security agreements and other instruments, trust deeds, assignments, bills of sale, transfers, leases or mortgages, for any of such purposes. Provided that any Board resolution authorizing the sale, lease, or exchange of all or substantially all of the Corporation's assets must be approved by the holders of a majority of the outstanding Shares entitled to vote thereon;

         3.2.3. To enter into leases, contracts, obligations, and other agreements for a term extending beyond the term of office of the Directors and beyond the possible termination of the Corporation or for a lesser term;

         3.2.4. To borrow money and give negotiable or non-negotiable instruments therefor; to guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Corporation; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interests in, encumber or hypothecate the Corporation's assets to secure any of the foregoing;

         3.2.5. To lend money, whether secured or unsecured, to any person, including any person affiliated with the Corporation;

         3.2.6. To create reserve funds for any purpose;

         3.2.7. To incur and pay out of the Corporation's assets any charges or expenses, and disburse any funds of the Corporation, which charges, expenses or disbursements are, in the opinion of the Directors, necessary or incidental to or desirable for the carrying out of any of the purposes of the Corporation or conducting the business of the Corporation, including, without limitation, taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Directors in connection with the Corporation or the Corporation's assets or upon or against the Corporation's assets or any part thereof, and for any of the purposes herein;

         3.2.8. To deposit funds of the Corporation in or with banks, trust companies, savings and loan associations, money market organizations and other depositories or issuers of depository-type accounts, whether or not such deposits will draw interest or be insured, the same to be subject to withdrawal or redemption on such terms and in such manner and by such person or persons (including any one or more Directors, officers, agents or representatives) as the Directors may determine;

         3.2.9. To possess and exercise all the rights, powers and privileges appertaining to the ownership of all or any mortgages or securities issued or created by, or interests in, any person, forming part of the Corporation's assets, to the same extent that an individual might and, without limiting the generality of the foregoing, to vote or give consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;

         3.2.10. To enter into joint ventures, general or limited partnerships and any other lawful combinations or associations;

         3.2.11. To elect or appoint officers of the Corporation (none of whom needs be a Director), who may be removed or discharged at the discretion of the Directors, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Directors or by these By-Laws of the Corporation, if adopted, or as may pertain to such offices;

         3.2.12. Subject to the provisions of Sections 7.5 and 7.6, to engage or employ any persons as agents, representatives, employees, or independent contractors (including without limitation, real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, in connection with the management of the Corporation's affairs or otherwise, and to pay compensation from the Corporation for services in as many capacities as such person may be so engaged or employed and notwithstanding that any such person is, or is an Affiliated person of, an officer or Director of the Corporation, and, except as prohibited by law, to delegate any of the powers and duties of the Directors to any one or more Directors, agents, representatives, officers, employees, independent contractors or other persons.

         3.2.13. To determine whether moneys, securities or other assets received by the Corporation shall be charged or credited to income or capital or allocated between income and capital, including the power to amortize or fail to amortize any part or all of any premium or discount, to treat all or any part of the profit resulting from the maturity or sale of any asset, whether purchased at a premium or at a discount, as income or capital, or apportion the same between income and capital, to apportion the sales price of any asset between income and capital, and to determine in what manner any expenses or disbursements are to borne as between income and capital, whether or not in the absence of the power and authority conferred by this subsection such moneys, securities or other assets would be regarded as income or as capital or such expense or disbursement would be charged to income or capital; to treat any dividend or other distribution on any investment as income or capital or to apportion the same between income and capital; to provide or fail to provide reserves for depreciation, amortization, doubtful collection, or obsolescence in respect of all or any part of the Corporation's assets subject to depreciation, amortization, collection, or obsolescence in such amounts and by such methods as they shall determine; and to determine the method or form in which the accounts and records of the Corporation shall be kept and to change from time to time such method or form;

         3.2.14. To determine from time to time the value of all or any part of the Corporation's Assets and of any services, securities, property or other consideration to be furnished to or acquired by the Corporation, and from time to time to revalue all or any part of the Corporation's assets in accordance with such valuations or other information, which valuations or other information may be provided by other persons retained for the purpose, as the Directors, in their sole judgment, may deem necessary;

         3.2.15. To collect, sue for, and receive all sums of money coming due to the Corporation, and to engage in, intervene in, prosecute, join, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Corporation, the Corporation's assets or the Corporation's affairs, to enter into agreement therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof;

         3.2.16. To renew, modify, release, compromise, extend, consolidate, or cancel, in whole or in part, any obligation to or of the Corporation;

         3.2.17. To purchase and pay for out of the Corporation's assets insurance contracts and policies insuring the Corporation's assets against any and all risks and insuring the Corporation, the Directors, the Shareholders, the officers of the Corporation, or any or all of them, against any and all claims and liabilities of every nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Corporation, or by the Directors, Shareholders or officers;

         3.2.18. To cause legal title to any of the Corporation's assets to be held by or in the name of the Corporation or one or more of the Directors or any other person as the Directors may determine, on such terms and in such manner and with such powers as are consistent with Section 144 of the Delaware General Corporation Law, as amended, and with disclosure that the Corporation or Directors are interested therein;

         3.2.19. To adopt an accounting method for the Corporation, and from time to time change such accounting method, and to engage a firm of independent certified public accountants to audit the financial records of the Corporation;

         3.2.20. To adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Corporation);

         3.2.21. With respect to any securities issued by the Corporation, to provide that the same may be signed by the manual signature of one or more Directors or officers, or persons who have theretofore been Directors or officers or by the facsimile signature of any such person (with or without countersignature by a transfer agent, registrar, authenticating agent or other similar person), and to provide that ownership of such securities may be conclusively evidenced by the books and records of the Corporation or any appropriate agent of the Corporation without the necessity of any certificate, all as determined by the Directors from time to time to be consistent with normal commercial practices;

         3.2.22. To declare and pay cash distributions to Shareholders as provided in Section 6.4;

         3.2.23. To adopt a distribution reinvestment or similar such plan for the Corporation, and to provide for the cost of the administration thereof to be borne by the Corporation;

         3.2.24. To file any and all documents and take any and all such other action as the Directors in their sole judgment may deem necessary in order that the Corporation may lawfully conduct its business in any jurisdiction;

         3.2.25. To participate in any reorganization, readjustment, consolidation, merger, dissolution, sale or purchase of assets, lease or similar proceedings of any corporation, partnership or other organization in which the Corporation shall have an interest and in connection therewith to delegate discretionary powers to any reorganization, protective or similar committee and to pay assessments and other expenses in connection therewith;

         3.2.26. To do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Corporation, to promote any of the purposes for which the Corporation is formed, and to carry out the provisions of the Certificate and these By-Laws.

     3.3. Regulations. The Directors may, but are not required to, make, adopt, amend or repeal regulations containing provisions relating to the business of the Corporation, the conduct of its affairs, its rights or powers and the rights or powers of its Shareholders, Directors or officers not inconsistent with law or with these By-Laws. Such regulations may provide for the appointment of assistant officers or agents of the Corporation, subject, however, to the right of the Directors to remove or discharge such officers or agents.

                                   ARTICLE 4.

            ADVISOR AND OTHER AGENTS: ANNUAL TOTAL OPERATING EXPENSES

     4.1. Employment of Employees, Agents. etc. The Directors are responsible for the general policies of the Corporation and for such general supervision of the business of the Corporation conducted by all officers, agents, employees, advisors, managers or independent contractors of the Corporation as may be necessary to insure that such business conforms to the provisions of the Certificate and these By-Laws. However, the Directors shall have the power to retain and/or to appoint, employ or contract with any person (including any corporation, partnership, or trust in which one or more of the Directors may be directors, officers, stockholders, partners or trustees) as the Directors may deem necessary or proper for the transaction of the business of the Corporation, and for such purpose may grant or delegate such authority to any such person as the Directors may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by directors.

         The Directors shall have the power to determine the terms and compensation of any person whom they may employ or with whom they may contract.

                                   ARTICLE 5.

                              PROHIBITED ACTIVITIES

     5.1. Obligors Default. Notwithstanding any provision in the Certificate or in any Article of these By-Laws, when an obligor to the Corporation is in default under the terms of any obligation to the Corporation, the Directors shall have the power to pursue any remedies permitted by law which in their sole judgment are in the interest of the Corporation and the Directors shall have the power to enter into any necessary investment, commitment or obligation of the Corporation resulting from the pursuit of such remedies that are necessary or desirable to dispose of property acquired in the pursuit of such remedies.

     5.2. Percentage Determinations. Whenever standards contained in this
Article V are expressed in terms of a percentage, whether of value, total assets, cost or otherwise, such percentage shall be determined at the time of the issuance of a commitment by the Corporation for a transaction covered by such standard hereunder.

                                   ARTICLE 6.

                             SHARES AND SHAREHOLDERS

     6.1. Shares. The Corporation shall issue shares of Common Stock ("Shares"), each with a par value of $0.01, and each Share shall be identical in all respects with every other Share. Each Share shall entitle the holder thereof to one vote on all matters upon which Shareholders are entitled to vote. The total number of Shares which the Corporation shall have authority to issue shall be 20,000,000. The Shares may be issued for such consideration as the Directors shall determine, including upon the conversion of convertible debt, or by way of

Share distribution or Share split in the discretion of the Directors. Subject to the Certificate, outstanding Shares shall be assignable and transferable. Shares reacquired by the Corporation shall no longer be deemed outstanding and shall have no voting or other rights unless and until reissued. Shares reacquired by the Corporation may be cancelled by action of the Directors. All Shares shall be fully paid and nonassessable by or on behalf of the Corporation upon receipt of full consideration if issued by way of Share distribution, Share split, or upon the conversion of convertible debt. The Shares shall not entitle the holder to preference, preemptive, conversion, or exchange rights of any kind, except as the Directors may specifically determine with respect to any Shares at the time of issuance of such Shares and except as specifically required by law.

     6.2. Shares Deemed Personal Property. The Shares shall be personal property and shall confer upon the holders thereof the interest and rights specifically set forth in these By-Laws. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Corporation or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Directors or the Corporation's assets or otherwise except the sole right to demand and, subject to the provisions of these By-Laws, regulations, if adopted, and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

     6.3. Share Record; Issuance and Transferability of Shares. Records shall be kept by or on behalf of and under the direction of the Directors, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the number of certificates, if any, representing the Shares, and in which there shall be recorded all transfers of Shares. The persons in whose names Shares are so recorded shall be deemed the absolute owners of such Shares for all purposes of this Corporation; but nothing herein shall be deemed to preclude the Directors or officers, or their agents or representatives from inquiring as to the actual ownership of Shares. Until a transfer is duly registered on the records of the Corporation, the Directors shall not be affected by any notice of such transfer, either actual or constructive. The payment thereof to the person in whose name any Shares are registered on the records of the Corporation or to the duly authorized agent of such person (or if such Shares are so registered in the names of more than one person, to any one of such persons or to the duly authorized agent of such person) shall be sufficient discharge for all distributions payable or deliverable in respect of such Shares.

     In case of the loss, mutilation or destruction of any certificate for Shares, the Directors may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Directors may from time to time prescribe. Nothing in these By-Laws shall impose upon the Directors or a transfer agent a duty, or limit their rights, to inquire into adverse claims. Transfer and issuance of Shares is at all times subject to the provisions of the Certificate.

     6.4. Distributions to Shareholders. The Directors, in their discretion, shall declare and pay to Shareholders quarterly distributions in cash or other property, out of current or accumulated income, capital, capital gains, principal, surplus, proceeds from the increase or refinancing of Corporation obligations, from the repayment of loans made by the Corporation, from the sale of portions of the Corporation's assets, or from any other source as the Directors in their discretion shall determine. Provided, no such distribution shall impair the capital of the Corporation or otherwise violate the provisions of the Delaware General Corporation Law. Shareholders shall have no right to any distribution unless and until declared by the Directors. The date for determining the Shareholders who are entitled to participate in such distributions shall be established by the Directors within 45 days after the last day of the fiscal quarter with respect to which such distribution shall be made. The Directors shall furnish the Shareholders at the time of each such distribution with a statement in writing advising as to the source of funds so distributed or, if the source thereof has not then been determined, a written statement disclosing the source shall be sent to each Shareholder who received the distribution not later than (a) 60 days after the close of the fiscal year in which the distribution was made, or (b) promptly after the independent auditors of the Corporation have completed, or undertaken sufficient actions toward completion of, the annual audit of the Corporation, so that the Directors can determine the source of such distribution, whichever event shall occur later.

     6.5. Transfer Agent, Distribution Disbursing Agent and Registrar. The Directors shall have power to employ one or more transfer agents, distribution disbursing agents, distribution reinvestment plan agents, and registrars and to authorize them on behalf of the Corporation to keep records, to hold and disburse any distributions and to have and perform powers and duties customarily had and performed by transfer agents, distribution disbursing agents, distribution reinvestment plan agents, and registrars as may be conferred upon them by the Directors.

     6.6. Shareholders' Meetings and Consents. The Directors shall cause to be called and held an Annual Meeting of Shareholders at such time and such place as they may determine, at which Directors shall be elected and any other proper business may be conducted. The Annual Meeting of Shareholders shall be held within six months after the end of each fiscal year, after not fewer than 10 days nor more than 60 days' written notice of such meeting has been sent to Shareholders by the Directors and after delivery to the Shareholders of the Annual Report for the fiscal year then ended. Special meetings of Shareholders may be called by a majority of the Directors and shall be called by the Chairman upon the written request of Shareholders holding not less than 10% of the outstanding Shares of the Corporation. Within ten business days after a written request either in person or by registered mail stating the purpose of the meeting requested by Shareholders, the Corporation shall provide all Shareholders written notice (either in person or by mail) of a meeting and the purpose of such meeting to be held on a date not fewer than 10 days nor more than 60 days after the date of such notice, at a time and place convenient to Shareholders. The call and notice of any special meeting shall state the purpose of the meeting and no other business shall be considered at such meeting. If there shall be no Directors, a special meeting of the Shareholders shall be held promptly for the election of successor Directors.

     A majority of the outstanding Shares entitled to vote at any meeting represented in person or by proxy shall constitute a quorum at such meeting. Whenever Shareholders, are required or permitted to take any action, such action may be taken, except as otherwise provided by the Certificate or these By-Laws or required by law, by a majority of the votes cast at a meeting of Shareholders at which a quorum is present by holders of Shares entitled to vote thereon, or without a meeting by written consent setting forth the action so taken signed by the holders of a majority of the outstanding Shares entitled to vote thereon or such larger proportion thereof as would be required for a vote of Shareholders at a meeting. Any written consent may be revoked by a writing received by the Corporation prior to, but not after, the time that written consents of the number of Shares required to authorize the proposed action have been filed with the Corporation. Notwithstanding this or any other provision of the Certificate or these By-Laws, no vote or consent of Shareholders shall be required to approve the sale, exchange or other disposition pledging, hypothecating, granting security interests in, mortgaging, encumbering or leasing of by the Directors of less than half of the assets of the Corporation, which is presumed to constitute less than all or substantially all of the assets of the Corporation.

     6.7. Proxies. Whenever the vote or consent of Shareholders is required or permitted under these By-Laws, such vote or consent may be given either directly by the Shareholder or by a proxy. The Directors may solicit such proxies from the Shareholders or any of them in any matter requiring or permitting the Shareholders' vote. or consent. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

     6.8. Reports to Shareholders. The Directors shall cause to be prepared and mailed to the Shareholders not later than 120 days after the close of each fiscal year of the Corporation, and in any event not less than 15 days prior to the Corporation's annual meeting of Shareholders, a report of the business and operation of the Corporation during such fiscal year, which report shall constitute the accounting of the Directors for such fiscal year. The report shall be in such form and have such content as the Directors deem proper, but shall in any event include (a) a balance sheet, an income statement and a surplus statement, each prepared in accordance with generally accepted accounting principles, shall be audited by an independent certified public accountant and shall be accompanied by the report of such accountant thereon, and (b) a description of the material terms and circumstances of any transactions between the Corporation and any Director, Officer or any Affiliate thereof, including without limitation purchases from, loans to or from, or joint ventures with the Corporation, and a statement that a majority of the Directors determined that such transactions were fair and reasonable to the Corporation and on terms not less favorable than those available from unaffiliated third parties.

     6.9. Fixing Record Date. For the purpose of determining the Shareholders who are entitled to notice of or to vote or act at any meeting or any adjournment thereof or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution, or for the purpose of any other action, the Directors shall fix a date not more than 60 nor less than 10 days prior to the date of any meeting of Shareholders nor more than 60 days prior to any other action as a record date for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to take any other action. Any Shareholder who was a Shareholder at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to take such other action, even though he has since that date disposed of his Shares, and no Shareholder becoming such after that date shall be so entitled to vote at such meeting or any adjournment thereof or to take such other action.

     6.10. Notice to Shareholders. Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Corporation or is delivered in person to such Shareholder.

     6.11. Inspection by Shareholders. Inspection of the books and records of the Corporation shall be permitted to the same extent as permitted under the laws of Delaware.

                                   ARTICLE 7.

                      LIABILITY OF DIRECTORS, SHAREHOLDERS
                         AND OFFICERS AND OTHER MATTERS

     7.1. Elimination of Certain Liability of Directors. A Director of the Corporation shall not be personally liable to the Corporation or its Shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit.

     7.2. Indemnification and Insurance.

         (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its Shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its Shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate, these By-Laws, agreement, vote of Shareholders or disinterested directors or otherwise.

         (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or. agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

   7.3. Right of Directors and Officers to Own Shares or Other Property and to Engage in Other Business. Any Director or officer may acquire, own, hold and dispose of Shares in the Corporation, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Director or officer. Any Director or officer may have personal business interests and may engage in personal business activities, which interests and activities may include businesses similar to or competitive with the business of the Corporation. Subject to the provisions of Article V, any Director or officer may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee, or otherwise have a direct or indirect interest in any person who may be engaged to render advice or services to the Corporation, and may receive compensation from such person as well as compensation as Director, officer or otherwise hereunder and no such activities shall be deemed to conflict with his duties and powers as Director or officer.

   7.4. Transactions with Affiliates. The Corporation shall not engage in transactions with any Director or officer, or any Affiliated person of such person, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors who are not interested parties in the transactions after a determination by them that:

         7.4.1. The transaction is fair and reasonable to the Corporation and its Shareholders;

         7.4.2. The terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's length basis;

         7.4.3. Payments to any Director or officer for services rendered in a capacity other than as Director, or officer may only be made upon determination that:

                (a) the compensation is not in excess of their compensation paid for any comparable services; and

                (b) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

     7.5. Persons Dealing With Directors or Officers. Any act of the Directors or officers purporting to be done in their capacity as such shall, as to any persons dealing with such Directors or officers, be conclusively deemed to be within the purposes of this Corporation and within the powers of the Directors and officers. No person dealing with the Directors or any of them, or with the authorized officers, agents or representatives of the Corporation shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Directors or any of them, or of authorized officers, agents, or representatives of the Corporation, for moneys or other consideration, shall be binding upon the Corporation.

     7.6. Reliance. The Directors and officers may consult with counsel (which may be a firm in which one or more of the Directors or officers is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all of the Directors and officers in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Directors and officers shall be fully protected in relying in good faith upon financial statements of the Corporation represented to them to be correct by the Chairman or the officer of the Corporation having charge of its books of account, or stated in written reports by an independent certified public accountant fairly to present the financial position of the Corporation. The Directors may rely upon any instrument or other document believed by them to be genuine.

                                   ARTICLE 8.

                        DURATION, TERMINATION, AMENDMENT
                        AND REORGANIZATION OF CORPORATION

     8.1. Duration and Termination of Corporation. The duration of he Corporation shall be perpetual unless terminated in accordance with the Certificate or these By-Laws or by operation of law. The Directors shall at all times be empowered to cause the termination of the Corporation by vote of a majority of the Directors and the approval of the holders of a majority of the outstanding Shares. Any determination by the Directors of the date upon which termination shall occur shall be reflected in a vote of or written instrument signed by a majority of all of the Directors then in office, and ratified by the holders of a majority of the outstanding Shares; provided, however, that any plan for the termination of the Corporation which contemplates the distribution to the Shareholders of securities or other property in kind (other than the right promptly to receive cash) shall require the vote or consent of the holders of two-thirds of the outstanding Shares.

         8.1.1. Upon the termination of the Corporation and unless otherwise provided in a plan for termination approved by the holders of two-thirds of the Shares outstanding and a majority of the Directors:

                (a) the Corporation shall carry on no business except for the purpose of winding up its affairs;

                (b) the Directors shall proceed to wind up the affairs of the Corporation and all of the powers of the Directors under these By-Laws shall continue until the affairs of the Corporation shall have been wound up, including the power to fulfill or discharge the contracts of the Corporation, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Corporation's assets to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business (and provided that the Directors may, if permitted by applicable law, and if they deem it to be in the best interest of the Shareholders, appoint a liquidating trust, or agent, or other entity to perform one or more of the foregoing functions); and

                (c) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Directors or any liquidating trust, agent or other entity appointed by them, shall distribute the remaining Corporation's assets among the Shareholders, pro rata, according to the number of Shares held by each.

     If any plan for the termination of the Corporation approved by the holders of two-thirds of the outstanding Shares and agreeable to a majority of the Directors provides for actions of the Directors other than aforesaid, the Directors shall have full authority to take all action as in their opinion is necessary or appropriate to implement such plan.

         8.1.2. After termination of the Corporation and distribution to the Shareholders as provided herein or in any said plan so approved by the Shareholders, the Directors shall execute and lodge among the records of the Corporation an instrument in writing setting forth the fact of such termination, and the Directors shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders hereunder shall thereupon cease.

     8.2. Merger. etc . Upon the vote or written consent of a majority of the Directors and with the approval of the holders of two-thirds of the Shares then outstanding, at a meeting the notice for which included a statement of the proposed action, the Directors may (a) merge the Corporation into, or sell, convey and transfer the Corporation's assets to, any corporation, association, trust or other organization, which may or may not be a subsidiary of the Corporation, in exchange for shares or securities thereof, or beneficial interests therein, or other consideration, and the assumption by such transferee of the liabilities of the Corporation and (b) thereupon terminate the Corporation and, subject to Section 8.1, distribute such shares, securities, beneficial interests, or other consideration, ratably among Shareholders in redemption of their Shares, provided, however, that the Shareholders would, thereafter, be the sole equity owners of such entity.

     8.3. Amendment Procedure. The Certificate or these By-Laws (other than
Section 2.1 hereof) may be amended by the vote or written consent of a majority of the Directors and of the holders of a majority of the outstanding Shares; provided, however, that no amendment which would reduce the priority of payment or amount payable to holders of Shares of the Corporation upon liquidation of the Corporation or that would diminish or eliminate any voting rights pertaining to holders of Shares shall be made unless approved by the vote or consent of the holders of two-thirds of the outstanding Shares present, in person or by proxy, and eligible to vote; provided further, however, that a majority of the Directors without the vote or consent of Shareholders may at any time amend the Certificate or these By-Laws to the extent deemed by the Directors in good faith to be necessary to clarify any ambiguities or correct any inconsistencies.

                                   ARTICLE 9.

                                  MISCELLANEOUS

     9.1. Filing of Copies: References: Headings. The original or a copy of these By-Laws and of each amendment hereto shall be kept at the office of the Corporation where it may be inspected by any Shareholder. Anyone dealing with the Corporation may rely on a certificate by an officer of the Corporation as to whether or not any such amendments have been made, as to the identities of the Directors and officers, and as to any matters in connection with the Corporation hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an. officer of the Corporation to be a copy of this instrument or of any such amendments. In this instrument, and in such amendment, references to this instrument, and all expressions like "hereof," and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine gender and the neuter. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     9.2. Provisions of the Corporation in Conflict With Law or Regulations. If any provision of these By-Laws shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of these By-Laws, and these By-Laws shall be carried out as if any such invalid or unenforceable provisions were not contained herein.

     9.3. Binding Effect; Successors in Interest. Each person who becomes a Shareholder shall, as a result thereof, be deemed to have agreed to and to be bound by the provisions of these By-Laws. These By-Laws shall be binding upon and inure to the benefit of the Directors and the Shareholders and each of their respective successors, assigns, heirs, distributees and legal representatives.

                                      PROXY

              B.H.I.T. INC. (Formerly Banyan Hotel Investment Fund)

               PROXY FOR SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                        OF SHAREHOLDERS OF B.H.I.T. INC.
                                  July __, 2000

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harvey Polly and Morton I. Kalb and each or any one of them (with powers of substitution), proxies for the undersigned to vote all shares of common Stock held of record on June __, 2000 of B.H.I.T. Inc. (the "Corporation") which the undersigned would be entitled to vote if personally present at the Special Meeting in Lieu of Annual Meeting of Shareholders (the "Meeting") to be held in New York, New York on July __, 2000, and any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing, said proxies are directed to vote as follows:

Please mark your votes       FOR              AGAINST           ABSTAIN
as in this example           [ ]                [ ]               [ ]

1. Election of Directors

   For, except vote withheld from the following nominee(s):

______________________________________

   Nominees: Harvey Polly, Morton I. Kalb, Leo Yarfitz, Willis G. Ryckman.

2. Adoption of amended       FOR              AGAINST           ABSTAIN
   Certificate               [ ]                [ ]               [ ]
   of Incorporation

3. Adoption of Amended       FOR              AGAINST           ABSTAIN
   and Restated By-Laws      [ ]                [ ]               [ ]

4. Approve the sale of the   FOR              AGAINST           ABSTAIN
   Corporation's 50%         [ ]                [ ]               [ ]
   ownership in Metro
   Franchising, LLC to
   Harvey Polly

5. In their discretion to         FOR          AGAINST           ABSTAIN
   act upon such other            [ ]            [ ]               [ ]
   matters as may properly
   come before the Meeting
   or any adjournment thereof

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, this proxy will be voted for the nominees listed for Directors and in favor of the above proposals.

Your proxy is important to assure a quorum at the Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)______________________  DATE _________________


NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in the partnership name by authorized person.